Acquisition of Net Assets of Variable Interest Entities	6 Months Ended
Jun. 30, 2013
Text Block [Abstract]
Acquisition of Net Assets of Variable Interest Entities
Note 4.	Acquisition of Net Assets of Variable Interest Entities

On March 27, 2013, ExOne Americas LLC acquired certain assets, including property and equipment (principally land, buildings and machinery and equipment) held by two VIEs of the Company, TMF and Lone Star, and assumed all outstanding debt of such VIEs.

Payments of approximately $1,900 and $200 were made to TMF and Lone Star, respectively, including a return of capital to the entities of approximately $1,400. As the parties subject to this transaction were determined to be under common control, property and equipment acquired in the transaction were recorded at their net carrying value on the date of acquisition (approximately $5,400) similar to a pooling-of-interests. As the VIEs were consolidated by the Company in previous periods, no material differences exist due to the change in reporting entity, and as such, no restatement of prior period financial statements on a combined basis is considered necessary. There was no gain or loss or goodwill generated as a result of this transaction, as the total purchase price was equal to the net book value of assets at the VIE level (previously consolidated by the Company). Simultaneous with the completion of this transaction, the Company also repaid all of the outstanding debt assumed from the VIEs, resulting in a payment of approximately $4,700. Subsequent to this transaction, neither TMF or Lone Star continued to meet the definition of a VIE with respect to ExOne, and as a result, the remaining assets and liabilities of both entities were deconsolidated following the transaction, resulting in a reduction to equity (through noncontrolling interest) of approximately $2,700.